UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2023

HF FOODS GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware State or other Jurisdiction of incorporation )	001-38180 (Commission File No.)	81-2717873 (IRS Employer Identification No)

6325 South Rainbow Boulevard, Suite 420 Las Vegas, Nevada (Address of principal executive offices)	89118 (Zip Code)

Registrant’s telephone number, including area code: (888)-905-0998

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	HFFG	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On January 17, 2023, HF Foods Group Inc. (the “Company”) received written notice (the “Notice”) from the Listing Qualifications Department of the Nasdaq Stock Market, LLC (“Nasdaq”) stating that Nasdaq had determined that the Company was not in compliance with Nasdaq Listing Rule 5260(a) due to the Company’s failure to hold an annual meeting of shareholders (an “Annual Meeting”) within the twelve months following the end of the Company’s fiscal year ended December 31, 2021. The notification letter has no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq Capital Market.

Pursuant to the Notice, the Company has seven calendar days (until January 24) to submit a plan to regain compliance with Nasdaq Listing Rule 5260(a). The Company intends to present its views to the staff of Nasdaq with respect to the fact that an Annual Meeting was not held in 2022, and to request that the Panel grant an exception in order for the Company to hold an Annual Meeting at a later date. Under applicable Nasdaq Listing Rule 5815, the Panel has the discretion to grant an exception of up to 360 days following January 1, 2023, in order for the Company to hold an Annual Meeting.

As previously disclosed, in addition to the foregoing the Company is not in compliance with the timely filing requirements for continued listing under Nasdaq Listing Rule 5250(c)(1) as a result of the Company’s delay in filing its Quarterly Report on Form 10-Q for the three months ended September 30, 2022, its Quarterly Report on Form 10-Q for the three months ended June 30, 2022, its Quarterly Report on Form 10-Q for the three months ended March 31, 2022, and its Annual Report on Form 10-K for the year ended December 31, 2021 (collectively, the “Delinquent Reports”). The Company intends to submit a plan of compliance as requested pursuant to the Notice and to schedule its Annual Meeting as soon as is practicable following the filing of the Delinquent Reports.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On January 16, 2023, the Audit Committee of the Board of Directors (the “Audit Committee”) of HF Foods Group Inc. (the “Company”), after briefing and consulting with management, concluded that the Company’s previously-issued financial statements for the years ended December 31, 2019 and December 31, 2020, and each interim quarterly period for 2019, 2020, and 2021 should no longer be relied upon. The Company will include restatements to the financial statements for the years ended December 31, 2019 and December 31, 2020, and each interim quarterly period for 2019, 2020, and 2021 in the Company’s Form 10-K for the year ended December 31, 2021, which the Company intends to file as soon as practicable.

The Company, in conjunction with its advisors, has reevaluated the application of certain accounting principles in the Company’s financial statements for the years ended December 31, 2019 and December 31, 2020, and each interim quarterly period for 2019, 2020, and 2021 and has identified certain errors based on factual findings of the Special Investigation Committee of Independent Directors, including errors in related party disclosures and also unrecorded in substance compensation to a former executive and immediate family members. In addition, the Company identified other errors including, but not limited to the identification of and accounting for operating and finance leases and classification errors in previously-issued financial statements.

The Company’s internal review is ongoing and the Company may identify further errors. There can be no assurance that the actual effect of the error corrections will be only as described above.

Management has previously disclosed material weaknesses in its internal control over financial reporting and disclosure controls and procedures as of the end of each of the applicable restatement periods and expects to report additional material weaknesses as a result of the above findings. Management is currently working to determine the additional material weaknesses in controls and procedures that were present during each of the applicable restatement periods. The Company will disclose its evaluation of such controls and procedures as appropriate in connection with filing of its 2021 Annual Report on Form 10-K, which will include the restatements to the Company’s previously-issued financial statements for the years ended December 31, 2019 and December 31, 2020, and each interim quarterly period for 2019, 2020, and 2021.

The Audit Committee and the Company’s management have discussed these matters with the Company’s independent public accounting firm.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description of Exhibits
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains statements that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends these forward-looking statements to be covered by the safe harbor provisions for such statements. All statements that do not concern historical facts are forward-looking statements. The words “believe,” “could,” “possibly,” “probably,” “anticipate,” “estimate,” “project,” “expect,” “may,” “will,” “should,” “seek,” “intend,” “plan,” or “consider” and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from such statements, including, but not limited to the risk that the Company may not be able to file certain delinquent filings under the Securities Exchange Act of 1934 within the currently expected timeframe, the risk that the Company may not be able to hold its annual meeting within the currently expected timeframe, risks that the Company may not regain compliance with Nasdaq continued listing requirements within the applicable grace period, and other factors disclosed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020 and other filings with the SEC. These forward-looking statements should be considered in light of these risks and uncertainties. The Company bases its forward-looking statements on information currently available to it at the time of this report and undertakes no obligation to update or revise any forward-looking statements, whether as a result of changes in underlying circumstances, new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF FOODS GROUP INC.

Date: January 20, 2023	/s/ Carlos Rodriguez
Carlos Rodriguez
Chief Financial Officer